UNITED STATES
                     SECURITIES AND EXCHANGE COMMISSION
                           Washington, D.C. 20549


                                  Form 8-K


                               CURRENT REPORT

   Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934


             Date of Report:                    December 14, 2000
             Date of earliest event reported:   December 14, 2000


                        Commission file number 1-655


                             MAYTAG CORPORATION

 A Delaware Corporation       I.R.S. Employer Identification No. 42-0401785


              403 West Fourth Street North, Newton, Iowa 50208


                Registrant's telephone number:  641-792-7000



                                    N/A
       (Former name or former address, if changed since last report.)

















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Item 5.  Other Events

On Thursday, December 14, 2000, Maytag Corporation announced that it experienced slower than expected sales of major appliances during October and November, which will cause fourth quarter consolidated sales and earnings for the corporation to be below previous expectations.

Item 7.  Financial Statements and Exhibits

(c)Exhibits.

The exhibits accompanying this report are listed in the accompanying
Exhibit Index.








































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Pursuant to the requirements of the Securities Exchange Act of 1934, the
Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.




                                        Maytag Corporation
                                        (Registrant)

                                        /s/ S. H. Wood

                                        By: S. H. Wood
                                        Executive Vice President and
                                        Chief Financial Officer



December 14, 2000
      (Date)


































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EXHIBIT INDEX

The following exhibit is filed herewith.


Exhibit No.              Exhibit

99(a)               Press Release.












































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